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                                                                      Exhibit 32
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Soil Technology, Inc. (the "Company") on Form 10-KSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Carl
P. Ranno, Chief Executive Officer and President of the Company, and Ken Lew, Chief Financial Officer of the Company, respectively certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Carl P. Ranno                                    /s/ Ken Lew
-------------------------------------                ---------------------------
Carl P. Ranno                                        Ken Lew
Chief Executive Officer and President                Chief Financial Officer
September 29, 2003                                   September 29, 2003